ARK ETF TRUST

ARK Next Generation Internet ETF (ARKW)

Supplement dated July 9, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the ARK ETF Trust

(the “Trust”), each dated November 30, 2025, as may be supplemented

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and SAI with respect to the ARK Next Generation Internet ETF, a series of the Trust (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

Upon the recommendation of ARK Investment Management LLC (the “Adviser”), the Board of Trustees of the Trust recently approved changes to the ARK Next Generation Internet ETF’s name and non-fundamental policy to invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of next generation internet (“80% Policy”). The Fund’s name will change to the “ARK Next Generation Technology ETF.” The Fund’s 80% Policy will be revised to reflect that the Fund will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of next generation technology. These changes will be effective on September 7, 2026 (the “Effective Date”). These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund or (iii) the Fund’s investment objective.

Accordingly, on the Effective Date, the Fund’s Summary Prospectus, Prospectus and SAI are revised as follows:

All references in the Summary Prospectus, Prospectus and SAI to the “ARK Next Generation Internet ETF” are replaced with “ARK Next Generation Technology ETF.”

The following replaces in its entirety the first four paragraphs of the “Principal Investment Strategies” in the Summary Prospectus and “ARK Next Generation Internet ETF—Summary—Principal Investment Strategies” in the Prospectus:

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of next generation technology.

Next generation technology companies are companies that the Adviser believes are focused on and expected to benefit from shifting the bases of technology infrastructure from hardware and software to the cloud and artificial intelligence, enabling mobile and on-demand services, such as companies that rely on or benefit from the increased use of shared technology, infrastructure and services. These companies may include online retailers and/or mail order houses which generate the entirety of their business through websites and which offer technology-based products and services, such as streaming media or cloud storage in addition to traditional physical goods. These companies may also include ones that develop, use or rely on innovative payment methodologies, artificial intelligence, big data, the “internet of things1,” social distribution and media, and technologies that make financial services more efficient (“Blockchain & Fintech Innovation Companies”).

[1]	The Adviser defines the “internet of things” as a system of interrelated computing devices, mechanical and digital machines, or physical objects that are provided unique identifiers and the ability to transfer data over a network without requiring human-to-human or human-to-computer interaction.

In selecting companies that the Adviser believes are relevant to a particular investment theme, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The types of companies that the Adviser believes are relevant to this theme are those that are focused on shifting the bases of technology infrastructure from hardware and software to the cloud and artificial intelligence, enabling mobile and on-demand services, among others. The Adviser believes Blockchain & Fintech Innovation Companies are companies that are focused on and expected to benefit from the shifting of the financial sector and economic transactions to technology infrastructure platforms, and technological intermediaries. Blockchain & Fintech Innovation Companies may also develop, use or rely on innovative payment platforms and methodologies, artificial intelligence, point of sale providers, transactional innovations, business analytics, fraud reduction, frictionless funding platforms, peer-to-peer lending, blockchain technologies,2 intermediary exchanges, asset allocation technology, cryptocurrency,3 mobile payments, and risk pricing and pooling aggregators. The Fund may have exposure to cryptocurrency, such as bitcoin and Ether, indirectly through an investment in a grantor trust or in other pooled investment vehicles, such as exchange-traded funds.

The Fund gains exposure to cryptocurrency through investments in the ARK Next Generation Technology (Cayman) Fund, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “ARKW Subsidiary”). In order to comply with certain issuer diversification limits imposed by the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the ARKW Subsidiary. The ARKW Subsidiary is advised by the Adviser, and has the same investment objective as the Fund. The ARKW Subsidiary may invest in pooled investment vehicles and exchange-traded products that invest in cryptocurrencies. Investments in the ARKW Subsidiary are intended to provide the Fund with exposure to cryptocurrency while meeting the federal tax requirements that apply to regulated investment companies, like the Fund.

The following replaces in its entirety the sixth paragraph of the “Principal Investment Strategies” in the Summary Prospectus and “ARK Next Generation Internet ETF—Summary—Principal Investment Strategies” in the Prospectus:

The Adviser’s process for identifying next generation technology companies uses both “top down” (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, to integrate ESG considerations into its research and investment process, the Adviser assesses the degree to which a company may be progressing towards each of the United Nations Sustainable Development Goals. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Please retain this supplement for future reference.

[2]	The term “blockchain” refers to a peer-to-peer distributed ledger that is secured using cryptography. A distributed ledger is a shared electronic database where information is recorded and stored across multiple computers; a blockchain is one type of distributed ledger. A blockchain may be open and permissionless or private and permissioned. The Bitcoin and Ethereum blockchains are examples of open, public, permissionless blockchains. Blockchain derives its name from the way it stores transaction data in “blocks” that are linked together to form a chain. As the number of transactions grows, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network, which is, with respect to public blockchains, governed by rules agreed on by the network participants.
[3]	Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin.